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                                                                      EXHIBIT 21


TELEWEST PLC SUBSIDIARY LIST:

NAME                                      STATE OR JURISDICTION OF INCORPORATION
----                                      --------------------------------------

Crystal Palace Radio Limited                              England and Wales

Telewest Communications (London South) Limited            England and Wales

Cable Guide Limited                                       England and Wales

Telewest Communications (South West) Limited              England and Wales

Avon Cable Investments Limited                            England and Wales

Telewest Communications Scotland Holdings Limited         Scotland

Telewest Communications (Scotland) Limited                Scotland

Telewest Communications (Motherwell) Limited              Scotland

Telewest Communications (Dundee and Perth) Limited        Scotland

Telewest Communications (Cumbernauld) Limited             Scotland

Telewest Communications (Glenrothes) Limited              Scotland

Telewest Communications (Falkirk) Limited                 Scotland

Telewest Communications (Dumbarton) Limited               Scotland

Telewest Communications (North East) Limited              England and Wales

Telewest Communications (Tyneside) Limited                England and Wales

Telewest Communications (South East) Limited              England and Wales

Telewest Communications (South Thames Estuary) Limited    England and Wales


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Telewest Communications (Cotswolds) Limited               England and Wales

Telewest Communications Cable Ltd                         England and Wales

Telewest Communications Networks Limited                  England and Wales

Telewest Parliamentary Holdings Limited                   England and Wales

Telewest Communications Group Limited                     England and Wales

Telewest Communications Holdings Limited                  England and Wales

Theseus No. 1 Limited                                     England and Wales

Theseus No. 2 Limited                                     England and Wales

TCI/US WEST Cable Communications Group                    Colorado

United Cable (London South) Limited Partnership           Colorado

London South Cable Partnership                            Colorado

Avon Cable Limited Partnership                            Colorado

Edinburgh Cable Limited Partnership                       Colorado

Tyneside Cable Limited Partnership                        Colorado

Estuaries Cable Limited Partnership                       Colorado

Cotswolds Cable Limited Partnership                       Colorado

London South Joint Venture                                England and Wales

Avon Cable Joint Venture                                  England and Wales

Telewest Communications (Scotland) Venture                England and Wales

Telewest Communications (North East) Partnership          England and Wales

Telewest Communications (South East) Partnership          England and Wales

Telewest Communications (Cotswolds) Venture               England and Wales



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Telewest Communications (Midlands and North West)         England and Wales
Limited

Southwestern Bell International Holdings Limited          England and Wales

Telewest Communications (Telford) Limited                 England and Wales

Telewest Communications (Midlands) Limited                England and Wales

Telewest Communications                                   England and Wales
(Fylde & Wyre) Limited

Telewest Communications (North West) Limited              England and Wales

Telewest Communications                                   England and Wales
(Wigan) Limited

Telewest Communications                                   England and Wales
(Liverpool) Limited

Telewest Communications                                   England and Wales
(St Helens and Knowsley) Limited

Telewest Communications                                   England and Wales
(Central Lancashire) Limited

Cable Adnet Limited                                       England and Wales

Telewest Communications (Worcester) Limited               England and Wales

Telewest Communications (Southport) Limited               England and Wales

Telewest Communications (Lothian and Fife) Limited        Scotland

Cable Internet Limited                                    England and Wales